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SUPPLEMENT DATED NOVEMBER 30, 2005

TO PROSPECTUS SUPPLEMENT DATED NOVEMBER 23, 2005
(TO PROSPECTUS DATED JUNE 2, 2005)


                                  $679,921,599
                                  (APPROXIMATE)

                      MASTR ALTERNATIVE LOAN TRUST 2005-6,
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
                                   (DEPOSITOR)

                         UBS REAL ESTATE SECURITIES INC.
                                  (TRANSFEROR)

                             WELLS FARGO BANK, N.A.
                    (MASTER SERVICER AND TRUST ADMINISTRATOR)

         The prospectus supplement dated November 23, 2005 to the prospectus dated June 2, 2005 with respect to the above captioned series is hereby amended by deleting the words "(not to exceed 100%)" in the definition of "Group 1 Priority Percentage" on page S-96 of the prospectus supplement.













                               UBS INVESTMENT BANK